Exhibit 99.1

BYLAWS

OF

WHOLE FOODS MARKET, INC.

(A TEXAS CORPORATION)

(As amended through March 21, 2005)

ARTICLE I

OFFICES

Section 1. Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of Texas.

Section 2. Principal Office. The principal office of the Corporation shall be in Travis County, Texas, or such other county as the Board of Directors may from time to time designate.

Section 3. Other Offices. The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

SHAREHOLDERS

Section 1. Time and Place of Meetings. Meetings of the shareholders shall be held at such time and at such place, within or without the State of Texas, as shall be determined by the Board of Directors.

Section 2. Annual Meetings. Annual meetings of shareholders shall be held on such date and at such time as shall be determined by the Board of Directors. At each annual meeting the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3. Special Meetings. All special meetings of the shareholders shall be held at such location, within or without the State of Texas, as may be designated, and may be called at any time, by the Chief Executive Officer, President or the Board of Directors, or as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof, and shall be called by the Chief Executive Officer, President or the Secretary at the request in writing of the holders of not less than 10% of the voting power represented by all the shares issued, outstanding and entitled to be voted at the proposed special meeting. The Board of Directors may determine that a meeting may be held solely by means of remote communication in accordance with Texas law. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.

Section 4. Notice. Written or printed notice stating the place, day and hour of any shareholders’ meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, the means of any remote communications by which shareholders may be considered present and may vote at the meeting, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, by electronic transmission or by mail, by or at the direction of the Chief Executive Officer, President, Secretary or the officer or person calling the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the share transfer records of the Corporation.

Section 5. Closing of Share Transfer Records and Fixing Record Dates for Matters Other than Consents to Action. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution or share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors of the Corporation may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, 60 days. If the share transfer records shall be closed for the purpose of determining shareholders, such records shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and, in the case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer records and the stated period of closing has expired.

Section 6. Fixing Record Dates for Consents to Action. Unless a record date shall have previously been fixed or determined pursuant to this Section 6, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Texas Business Corporation Act (herein called the “Act”), the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the President or the Chief Executive Officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

Section 7. List of Shareholders. The officer or agent of the Corporation having charge of the share transfer records for shares of the Corporation shall make, at least ten days before each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during the usual business hours of the Corporation. Alternatively, the list of the shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. This Section does not require the Corporation to include any electronic contact information of any shareholder on the list. If the Corporation elects to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that the information is available only to shareholders of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. If the meeting is held by means of remote communication, the list must be open to the examination of any shareholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list must be provided to shareholders with the notice of the meeting. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

Section 8. Quorum. A quorum shall be present at a meeting of shareholders if the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote at the meeting are present in person or represented by proxy at such meeting, unless otherwise provided by the Articles of Incorporation in accordance with the Act. Once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may properly be brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. If, however, a quorum shall not be present at any meeting of shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting, without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting), until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at such meeting until a quorum shall be present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 9. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the shares entitled to vote, present in person or represented by proxy at such meeting, shall decide any matter brought before such meeting, other than the election of Directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Act, and shall be the act of the shareholders, unless otherwise provided by the Articles of Incorporation, these Bylaws or by resolution of the Board of Directors in accordance with the Act.

Unless otherwise provided in the Articles of Incorporation or these Bylaws in accordance with the Act, directors of the Corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

At every meeting of the shareholders, each shareholder shall be entitled to such number of votes, in person or by proxy, for each share having voting power held by such shareholder, as is specified in the Articles of Incorporation (including the resolution of the Board of Directors (or a committee thereof) creating such shares), except to the extent that the voting rights of the shares of any class or series are limited or denied by the Articles of Incorporation. At each election of directors, every shareholder shall be entitled to cast, in person or by proxy, the number of votes to which the shares owned by him are entitled for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting is prohibited by the Articles of Incorporation. Every proxy shall be in writing and be executed by the shareholder. A telegram, telex, cablegram or other form of electronic transmission including telephone transmission, by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for the purposes of this Section. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless (i) the proxy form conspicuously states that the proxy is irrevocable, and (ii) the proxy is coupled with an interest, as defined in the Act and other Texas law.

Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without being transferred into his name, if such authority is contained in an appropriate order of the court that appointed the receiver.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Treasury shares, shares of the Corporation’s stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of its own stock held by the Corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Votes submitted as abstentions on matters to be voted on at any meeting will be counted as votes against such matters. Broker non-votes will not count for or against the matters to be voted on at any meeting.

Section 10. Action by Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the action that is the subject of the consent.

In addition, if the Articles of Incorporation so provide, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

(a) Every written consent shall bear the date of signature of each shareholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation as set forth below in this Section 10, the consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the President or the Chief Executive Officer of the Corporation.

(b) A telegram, telex, cablegram or other electronic transmission by a shareholder consenting to an action to be taken is considered to be written, signed, and dated for the purposes of this Section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission. The date of transmission is the date on which the consent was signed. Consent given by telegram, telex, cablegram, or other electronic transmission may not be considered delivered until the consent is reproduced in paper form and the paper form is delivered to the Corporation at its registered office in this state or its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded. Notwithstanding Subsection (b) of this Section, consent given by telegram, telex, cablegram, or other electronic transmission may be delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which the proceedings of shareholder meetings are recorded to the extent and in the manner provided by resolution for the Board of Directors of the Corporation. Any photographic, photostatic, facsimile, or similarly reliable reproduction of a consent in writing signed by a shareholder may be substituted or used instead of the original writing for any purpose for which the original writing could be used, if the reproduction is a complete reproduction of the entire original writing.

(c) Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

Section 11. Presence at Meetings by Means of Communications Equipment. Shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or other means of remote communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened if (i) the Corporation implements reasonable measures to verify that each person considered present and permitted to vote at the meeting by means of remote communication is a shareholder; (ii) the Corporation implements reasonable measures to provide the shareholders at the meeting by means of remote communication a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of a meeting substantially concurrently with the proceedings; and (iii) the Corporation maintains a record of any shareholder vote or other action taken at the meeting by means of remote communication.

Section 12. Order of Business. The Chairman of the Board, or such other officer of the Corporation designated by a majority of the Board of Directors, will call meetings of the shareholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by (i) imposing restrictions on the persons (other than shareholders of the Corporation or their duly appointed proxies) who may attend any such shareholders’ meeting, (ii) ascertaining whether any shareholder or his proxy may be excluded from any meeting of the shareholders based upon any determination by the presiding officer, in his or her sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and (iii) determining the circumstances in which any person may make a statement or ask questions at any meeting of the shareholders.

At an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors, or (iii) otherwise properly requested to be brought before the meeting by a shareholder of the Corporation in accordance with the immediately succeeding sentence. For business to be properly requested by a shareholder to be brought before an annual meeting, the shareholder must (i) be a shareholder of record at the time of the giving of the notice of such annual meeting by or at the direction of the Board of Directors, (ii) be entitled to vote at such meeting, and (iii) have given timely written notice thereof to the Secretary in accordance with Article II, Section 13 of these Bylaws.

Nominations of persons for election as Directors of the Corporation may be made at an annual meeting of shareholders only by or at the direction of the Board of Directors. Any shareholder, (A) who is a shareholder of record at the time of the giving of the notice of an annual meeting of the shareholders by or at the direction of the Board of Directors, (B) who is entitled to vote for the election of directors at such meeting and (C) who has given timely written notice thereof to the Secretary in accordance with Article II, Section 13 of these Bylaws, may recommend one or more persons to be considered as a potential nominee or nominees for election as a Director or Directors of the Corporation at an annual meeting of the shareholders. Only persons who are nominated in accordance with this Article II, Section 12 will be eligible for election at a meeting of shareholders as Directors of the Corporation.

At a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the President, a Vice President or the Secretary or (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors.

The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting in accordance with this Article II, Section 12, and whether any nomination of a person for election as a Director of the Corporation at any annual meeting of the shareholders was properly made in accordance with this Article II, Section 12, will be made by the presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, or any nomination was not properly made, he or she will so declare to the meeting and any such business will not be conducted or considered and any such nomination will be disregarded.

Section 13. Advance Notice of Shareholder Proposals and Director Nominations. To be timely for purposes of Article II, Section 12 of these Bylaws, a shareholder’s notice must be addressed to the Secretary and delivered or mailed to and received at the principal executive offices of the Corporation not less than one hundred twenty (120) calendar days prior to the anniversary date of the date (as specified in the Corporation’s proxy materials for its immediately preceding annual meeting of shareholders) on which the Corporation first mailed its proxy materials for its immediately preceding annual meeting of shareholders; provided, however, that in the event the annual meeting is called for a date that is not within thirty (30) calendar days of the anniversary date of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder’s notice as provided above.

In the case of a request by a shareholder for business to be brought before any annual meeting of shareholders, a shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a description in reasonable detail of the business desired to brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the Corporation that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (iv) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

In the case of a recommendation by a shareholder of a person to be considered as a potential nominee for election as a director of the Corporation at any annual meeting of shareholders, a shareholder notice to the Secretary must set forth (i) the shareholder’s intent to nominate one or more persons to be a potential nominee or nominees for election as a director of the Corporation, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of shares of the Corporation that are owned beneficially and of record by the shareholder proposing such nomination and by the beneficial owner, if any, on whose behalf the nomination is proposed, and (iv) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made, (v) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee, and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vi) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, and (vii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the Company if so elected. All recommendations will be presented to the Board of Directors, or the appropriate committee of the Board of Directors, for consideration.

Notwithstanding the provisions of Sections 12 and 13 of this Article II, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in Sections 12 and 13 of this Article II. Nothing in Sections 12 and 13 of this Article II will be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

For purposes of this Article II, Section 13, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or furnished to shareholders.

ARTICLE III

DIRECTORS

Section 1. Number, Election and Terms of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in any Preferred Designation, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors then in office determined as if there were no vacancies. No decrease in the number of directors shall have the effect of reducing the term of any incumbent director. Directors shall be elected at each annual meeting of the shareholders by the holders of shares entitled to vote in the election of directors, except as provided in Section 2 of this Article III, and each director shall hold office until the annual meeting of shareholders following his election or until his successor is elected and qualified; provided, however, that each director elected on or prior to March 31, 2003 shall be entitled to complete the remainder of the term of office to which such director has been elected. Directors need not be residents of the State of Texas or shareholders of the Corporation.

Section 2. Vacancies. Subject to other provisions of this Section 2, any vacancy occurring in the Board of Directors may be filled by election at an annual or special meeting of the shareholders called for that purpose or by the affirmative vote of a majority of the remaining directors, though the remaining directors may constitute less than a quorum of the Board of Directors as fixed by Section 8 of this Article III. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Shareholders holding a majority of shares then entitled to vote at an election of directors may, at any time and with or without cause, terminate the term of office of all or any of the directors by a vote at any annual or special meeting called for that purpose. Such removal shall be effective immediately upon such shareholder action even if successors are not elected simultaneously, and the vacancies on the Board of Directors caused by such action shall be filled only by election by the shareholders.

Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the Articles of Incorporation, only the holders of shares of that class or series shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series; and any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Articles of Incorporation.

Section 3. General Powers. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors, which may do or cause to be done all such lawful acts and things, as are not by the Act, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

Section 4. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Texas.

Section 5. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held, without further notice, immediately following the annual meeting of shareholders at the same place, unless by the majority vote or unanimous consent of the directors then elected and serving, such time or place shall be changed.

Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and place as the Board of Directors may determine by resolution.

Section 7. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer and shall be called by the Secretary on the written request of a majority of the incumbent directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by such person or persons. Notice of any special meeting shall be given at least 24 hours previous thereto if given either personally (including written notice delivered personally or telephone notice) or by telex, telecopy, telegram or other electronic transmission, and at least 72 hours previous thereto if given by written notice mailed or otherwise transmitted to each director at the address of his business or residence. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Any director may waive notice of any meeting, as provided in Section 2 of Article IV of these Bylaws. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 8. Quorum and Voting. At all meetings of the Board of Directors, the presence of a majority of the number of directors fixed in the manner provided in Section 1 of this Article III shall constitute a quorum for the transaction of business. At all meetings of committees of the Board of Directors (if one or more be designated in the manner described in Section 9 of this Article III), the presence of a majority of the number of directors fixed from time to time by resolution of the Board of Directors to serve as members of such committees shall constitute a quorum for the transaction of business. The affirmative vote of at least a majority of the directors present and entitled to vote at any meeting of the Board of Directors or a committee of the Board of Directors at which there is a quorum shall be the act of the Board of Directors or the committee, except as may be otherwise specifically provided by the Act, the Articles of Incorporation or these Bylaws. Directors may not vote by proxy at any meeting of the Board of Directors. Directors with an interest in a business transaction of the Corporation and directors who are directors or officers or have a financial interest in any other corporation, partnership, association or other organization with which the Corporation is transacting business may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee of the Board of Directors to authorize such business transaction. If a quorum shall not be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until such time and to such place as may be determined by such majority of directors, until a quorum shall be present.

Section 9. Committees of the Board of Directors. The Board of Directors may designate from among its members one or more committees, each of which shall be composed of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in the resolution of the Board of Directors designating the committee or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors of the Corporation, except where action of the Board of Directors is required by the Act or by the Articles of Incorporation. Any member of a committee of the Board of Directors may be removed, for or without cause, by the affirmative vote of a majority of the whole Board of Directors. If any vacancy or vacancies occur in a committee of the Board of Directors caused by death, resignation, retirement, disqualification, removal from office or otherwise, the vacancy or vacancies shall be filled by the affirmative vote of a majority of the whole Board of Directors. Such committee or committees shall have such name or names as may be designated by the Board of Directors and shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 10. Compensation of Directors. Directors, as members of the Board of Directors or of any committee thereof, shall be entitled to receive compensation for their services on such terms and conditions as may be determined from time to time by the Board of Directors. Nothing herein contained, however, shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 11. Action by Unanimous Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent, setting forth the action so taken, is signed by all the members of the Board of Directors or the committee, as the case may be, and such written consent shall have the same force and effect as a unanimous vote at a meeting of the Board of Directors. A telegram, telex, cablegram, or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this article if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission.

Section 12. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors, may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 12 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE IV

NOTICES

Section 1. Form of Notice. Whenever under the provisions of the Act, the Articles of Incorporation or these Bylaws, notice is required to be given to any shareholder, director or committee member, and no provision is made as to how such notice shall be given, it shall not be construed to mean that any such notice may be given (a) in person, (b) in writing, by mail, postage prepaid, addressed to such shareholder, director, or committee member at his address as it appears on the books of the Corporation or, in the case of a shareholder, the stock transfer records of the Corporation, (c) on consent of a shareholder, director, or committee member, by electronic transmission, or (d) by any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same be thus deposited, postage prepaid, in the United States mail as aforesaid. On consent of a shareholder, director or committee member, notice from the Corporation may be given to the shareholder, director or committee member by electronic transmission. The shareholder, director or committee member may specify the form of electronic transmission to be used to communicate notice. The shareholder, director or committee member may revoke this consent by written notice to the Corporation. The consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of consent does not invalidate a meeting or other action. Notice by electronic transmission is deemed given when the notice is (i) transmitted to a facsimile number provided by the shareholder, director or committee member for the purpose of receiving notice; (ii) transmitted to an electronic mail address provided by the shareholder, director or committee member for the purpose of receiving notice; (iii) posted on an electronic network and a message is sent to the shareholder, director or committee member at the address provided by the shareholder, director or committee member for the purpose of alerting the shareholder, director or committee member by any other form of electronic transmission consented to by the shareholder, director or committee member.

Section 2. Waiver. Whenever under the provisions of the Act, the Articles of Incorporation or these Bylaws, any notice is required to be given to any director or shareholder of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, or a waiver by electronic transmission by the person entitled to notice, shall be deemed equivalent to the giving of such notice. The business to be transacted at a regular or special meeting of the shareholders, directors or members of a committee of directors or the purpose of a meeting is not required to be specified in a written waiver of notice or a waiver by electronic transmission unless required by the Articles of Incorporation.

Section 3. When Notice Unnecessary. Whenever, under the provisions of the Act, the Articles of Incorporation or these Bylaws, any notice is required to be given to any shareholder, such notice need not be given to the shareholder if:

(a)	notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or

(b)	all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period,

have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

ARTICLE V

OFFICERS

Section 1. General. The elected officers of the Corporation shall be a Chief Executive Officer and/or a President and a Secretary. The Board of Directors may also elect or appoint such other officers, with or without such descriptive titles as the Board of Directors shall deem appropriate. Two or more offices may be held by the same person.

Section 2. Election. The Board of Directors shall elect the officers of the Corporation who shall serve at the discretion of the Board of Directors until such time as their successors are chosen and qualified. The Board of Directors may appoint such other officers and agents as it shall deem necessary and shall determine the salaries of all officers and agents from time to time. No officer need be a member of the Board of Directors except the Chairman of the Board, if one be elected. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by a majority vote of the whole Board. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 3. Chief Executive Officer. The Chief Executive Officer to the extent appointed by the Board of Directors shall be the Chief Executive Officer of the Corporation and, subject to the provisions of these Bylaws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business. The Chief Executive Offer shall have general authority to execute bonds, deeds and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the Chief Executive Officer; and, in general, to exercise all the powers and authority usually appertaining to the chief executive officer of a corporation, except as otherwise provided in these Bylaws.

Section 4. President. In the absence of a Chief Executive Officer, the President shall be the ranking and Chief Executive Officer of the Corporation, and shall have the duties and responsibilities, and the authority and power, of the Chief Executive Officer.

Section 5. Vice Presidents. Vice President shall perform such duties and have such other powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 6. Secretary. The Secretary shall attend and record minutes of the proceedings of all meetings of the Board of Directors and any committees thereof and all meetings of the shareholders. The Secretary shall file the records of such meetings in one or more books to be kept for that purpose. The Secretary shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

Section 7. Assistant Secretaries. In the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, the Assistant Secretary, if any (or, if there be more than one, the Assistant Secretaries in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe.

ARTICLE VI

CERTIFICATES REPRESENTING SHARES

Section 1. Form of Certificates. The Corporation shall deliver certificates representing all shares to which shareholders are entitled. Certificates representing shares of the Corporation shall be in such form as shall be approved and adopted by the Board of Directors and shall be numbered consecutively and entered in the share transfer records of the Corporation, or in the records of the Corporation’s designated transfer agent, if any, as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Texas, the name of the registered holder, the number and class of shares, and the designation of the series, if any, which said certificate represents, and either the par value of the shares or a statement that the shares are without par value. Each certificate shall also set forth on the back thereof a full or summary statement of matters required by the Act or the Articles of Incorporation to be described on certificates representing shares, and shall contain a conspicuous statement on the face thereof referring to the matters set forth on the back thereof. Certificates shall be signed by the Chief Executive Officer, President or any Vice President and the Secretary or any Assistant Secretary, and may be sealed with the seal of the Corporation. Either the seal of the Corporation or the signatures of the Corporation’s officers or both may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed the certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

Section 2. Lost Certificates. The Corporation may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing the issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 3. Transfer of Shares. Shares of stock shall be transferable only on the share transfer records of the Corporation by the holder thereof in person or by his duly authorized attorney. Subject to any restrictions on transfer set forth in the Articles of Incorporation, these Bylaws or any agreement among shareholders to which this Corporation is a party or has notice, upon surrender to the Corporation or to the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Registered Shareholders. Except as otherwise provided in the Act or other applicable Texas law, the Corporation shall be entitled to regard the person in whose name any shares issued by the Corporation are registered in the share transfer records of the Corporation at any particular time (including, without limitation, as of the record date fixed pursuant to Section 5 or Section 6 of Article II hereof) as the owner of those shares and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VII

INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

Section 1. General. The Corporation shall indemnify persons who are or were a director or officer of the Corporation both in their capacities as directors and officers of the Corporation and, if serving at the request of the Corporation as a director, officer, trustee, employee, agent or similar functionary of another foreign or domestic corporation, trust, partnership, joint venture, sole proprietorship, employee benefit plan or other enterprise, in each of those capacities, against any and all liability and reasonable expense that may be incurred by them in connection with or resulting from (a) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, (b) an appeal in such an action, suit or proceeding, or (c) any inquiry or investigation that could lead to such an action, suit or proceeding, all to the full extent permitted by Article 2.02-1 of the Act. The Corporation shall indemnify persons who are or were an employee or agent of the Corporation, or persons who are not or were not employees or agents of the Corporation but who are or were serving at the request of the Corporation as a director, officer, trustee, employee, agent or similar functionary of another foreign or domestic corporation, trust, partnership, joint venture, sole proprietorship, employee benefit plan or other enterprise (collectively, along with the directors and officers of the Corporation, such persons are referred to herein as “Corporate Functionaries”) against any and all liability and reasonable expense that may be incurred by them in connection with or resulting from (a) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, (b) an appeal in such an action, suit or proceeding, or (c) any inquiry or investigation that could lead to such an action, suit or proceeding, all to the full extent permitted by Article 2.02-1 of the Act, and the Corporation may indemnify such persons to the extent permitted by the Act. Provided, any director, officer, trustee, employees (but only those employees serving in an administrative capacity (i) as a fiduciary, (ii) dealing with the Corporation’s international, national or regional financial matters, or (iii) handling international, national or regional Team Member Services matters), agent, or similar functionary of any of the Corporation’s direct or indirect wholly-owned subsidiaries, shall be deemed to be serving in such capacity at the request of the Corporation. The rights of indemnification provided for in this Article VII shall be in addition to all rights to which any Corporate Functionary may be entitled under any agreement or vote of shareholders or as a matter of law or otherwise.

Section 2. Insurance. The Corporation may purchase or maintain insurance on behalf of any Corporate Functionary against any liability asserted against him and incurred by him in such a capacity or arising out of his status as a Corporate Functionary, whether or not the Corporation would have the power to indemnify him or her against the liability under the Act or these Bylaws; provided, however, that if the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnification obligation by grant of any security interest or other lien on the assets of the Corporation, or (iv) establish a letter of credit, guaranty or surety arrangement. Any such insurance or other arrangement may be procured, maintained or established within the Corporation or its affiliates or with any insurer or other person deemed appropriate by the Board of Directors of the Corporation regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Corporation. In the absence of fraud, the judgment of the Board of Directors of the Corporation as to the terms and conditions of such insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive, and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in approving such insurance or other arrangement shall be beneficiaries thereof.

ARTICLE VIII

GENERAL PROVISIONS

Section 1. Distributions and Share Dividends. Distributions or share dividends to the shareholders of the Corporation, subject to the provisions of the Act and the Articles of Incorporation and any agreements or obligations of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting. Distributions may be declared and paid in cash or in property, provided that all such declarations and payments of distributions, and all declarations and issuances of share dividends, shall be in strict compliance with all applicable laws and the Articles of Incorporation.

Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, deems proper to provide for contingencies, or to equalize distributions or share dividends, or to repair or maintain any property of the Corporation, or for such other proper purpose as the Board shall deem beneficial to the Corporation, and the Board may increase, decrease or abolish any reserve in the same manner in which it was created.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 4. Seal. The Corporation shall have a seal which may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

Section 5. Resignation. Any director, officer or agent of the Corporation may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

Section 6. Invalid Provisions. If any part of these bylaws is held invalid or inoperative for any reason, the remaining parts, so far as is possible and reasonable, shall remain valid and operative.

Section 7. Headings. The headings used in these bylaws are for convenience only and do not constitute matter to be construed in the interpretation of these bylaws.

ARTICLE IX

AMENDMENTS TO BYLAWS

Unless otherwise provided by the Articles of Incorporation or a bylaw adopted by the shareholders of the Corporation, these Bylaws may be amended or repealed, or new Bylaws may be adopted, at any meeting of the shareholders of the Corporation or of the Board of Directors at which a quorum is present, by the affirmative vote of the holders of a majority of the shares or the directors, as the case may be, present at such meeting.

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